                                                                  EXHIBIT 10.32

This instrument was prepared by:

Mr. Robert J. Stambaugh
SHARIT, BUNN, CHILTON & HOLDEN, P. A.
Attorneys at Law
Post Office Box 9498
Winter Haven, FL 33883-9498


               MORTGAGE MODIFICATION, CONSOLIDATION, SPREADER,
                           AND EXTENSION AGREEMENT

        THIS AGREEMENT made and entered into as of the 31st day of March, 1995, by and between AGRICULTURAL PRODUCTS, INC., a California corporation, hereinafter referred to as "Mortgagor", CALNETICS CORPORATION, a California corporation, hereinafter referred to as "Guarantor", and FIRST UNION NATIONAL BANK OF FLORIDA, hereinafter referred to as "Mortgagee".

        WITNESSETH:

        WHEREAS, the Mortgagee is the present owner and holder of the below described instruments executed by Mortgagor in connection with the following described Mortgage loans from Mortgagor encumbering real estate situated in Polk County, Florida, said instruments being specifically:

        1. Promissory Note from Mortgagor to Mortgagee dated February 20, 1990, evidencing an original principal indebtedness of $162,000.00 secured by that certain Mortgage dated February 20, 1990 and recorded February 26, 1990 in
O. R. Book 2827, page 1519 of the public records of Polk County, Florida.

        2. Promissory Note from Mortgagor to Mortgagee dated May 25, 1990 evidencing an original principal indebtedness of $90,000.00 secured by that certain Mortgage dated May 25, 1990, recorded July 19, 1990 in O. R. Book 2866, page 1067, public records of Polk County, Florida.

        3. Renewal/Consolidated Promissory Note from Mortgagor to Mortgagee (renewing and consolidating the Promissory Notes described in paragraphs 1 and 2 above) in the amount of $233,945.01 dated March 13, 1992.

        4. Mortgage Modification, Consolidation, and Extension Agreement entered into between Mortgagor and Mortgagee (modifying, consolidating and extending the Mortgages described at paragraphs 1 and 2 above) dated March 13, 1992, and recorded March 30, 1992 in O. R. Book 3081, page 1491, public records of Polk County, Florida.

        5. Promissory Note from Mortgagor to Mortgagee dated March 27, 1991 evidencing an original indebtedness of $130,500.00 secured by that certain Mortgage dated March 27, 1991, and recorded March 28, 1991 in O. R. Book 2955, page 1818, public records of Polk County, Florida.

        WHEREAS, the Mortgages described at paragraphs 1 and 2 above, as modified by the Agreement described at paragraph 4 above, encumber the real property described in Exhibit A attached hereto; and

        WHEREAS, the Mortgage described 5, above, encumbers the real property described in Exhibit B attached hereto; and

        WHEREAS, the present cumulative total unpaid principal balance due on the Promissory Notes described at paragraphs 3 and 5, above, is presently the sum of TWO HUNDRED NINETY-NINE THOUSAND SIX HUNDRED TWENTY-SIX AND 21/100 DOLLARS ($299,626.21); and

        WHEREAS, Mortgagor has requested the Mortgagee to adjust certain of the loan terms, and to consolidate and modify the payment provisions of the above described Promissory Notes and Mortgages, all as more specifically set forth in this Agreement, and the Renewal Consolidated Promissiory Note; and

        WHEREAS, the Mortgagee has agreed to make the adjustments and changes requested by Mortgagor as hereinafter set forth on the condition that the lien of each of the Mortgages be spread to include all of the real property described in Exhibits A and B attached hereto.

        NOW, THEREFORE, in consideration of the aforesaid premises, the mutual benefits to and the mutual promises of the parties hereto, the sums hereinafter stipulated to be paid, and other good and valuable considerations, it is hereby agreed by the Mortgagor, Guarantor, and the Mortgagee as follows:

                                      I.

        All interest due and owing on said notes and mortgages has been paid through March 30, 1995.

                                     II.

        As evidence of the said sum due Mortgagee by Mortgagor, Mortgagor has this day simultaneously executed and a Renewal Consolidated Promissory Note in the amount of TWO HUNDRED NINETY-NINE THOUSAND SIX HUNDRED TWENTY-SIX AND 21/100 DOLLARS ($299,626.21), combining the remaining indebtedness due on the Promissory Notes described in the preceding paragraphs 3 and 5 of this agreement, bearing interest at the rate of Mortgagee's Prime, plus three-quarters percent (0.75%) per annum, as that rate may change from time to time with changes to occur on the date that Mortgagee's prime rate changes, calculated on a 360 day basis based on the actual elapsed, said Consolidate Renewal Note payable as follows:

        Principal shall be paid in fifty-nine (59) equal monthly installments of $1,664.59 each, commencing on May 2, 1995, together with accrued interest thereon at the rate set forth above, and continuing on the same day of each successive month thereafter, with a final payment of all unpaid principal and interest thereon on April 2, 2000.

                                     III.

        The liens of the Mortgage described in paragraphs 1 and 2 (as consolidated by Agreement described in paragraph 4) and paragraph 5, are hereby spread, consolidated and modified so that they, and each of them, shall now constitute a single valid first mortgage lien on all of the real property described in Exhibits A and B, attached, which shall secure the payment of the obligations secured in the Mortgages, as fully as if set forth herein.

                                     IV.

        The parties to this Agreement hereby consent to the said Modification, Consolidation, Spreader and Extension and agree that the statute of limitations shall not commence to run against the same until the expiration of time for payment of the indebtedness as herein extended.

                                      V.

        The terms, provisions and covenants of the Letter Commitment issued by Mortgagee to Mortgagor dated March 22, 1995, and accepted by Mortgagor on April 4, 1995, are incorporated herein by reference, and the failure of Mortgagor to comply with and fulfill the obligations thereunder shall constitute an event of default entitling Mortgagee, at its option, to declare the notes and mortgages, as modified, herein described immediately due and payable entitling Mortgagee to foreclose on the security therefor and to exercise any other remedies then available to Mortgagee.

                                     VI.

        It is the intent of the parties hereto that this instrument shall not constitute a novation and shall in no way adversely affect or impair the lien priority of the Mortgages. In the event this instrument, or any part hereof, or any of the instruments executed in connection herewith shall be construed or shall operate to affect the lien priority of the Mortgages, then to the extent such instrument creates a charge upon the real property encumbered by the Mortgages in excess of that contemplated and permitted by the Mortgages, and to the extent third persons acquiring an interest in such property between the time of recording of the Mortgages and the recording hereof are prejudiced thereby, if any, this instrument shall be void and of no force or effect; provided, however, that notwithstanding the foregoing, the parties hereto, as between themselves, shall be bound by all the terms and conditions hereof until all indebtedness owing from Mortgagor to Mortgagee shall have been paid.

                                     VII.

        Environmental Conditions of Property; Indemnification. Mortgagor warrants and represents to Mortgagee, after appropriate inquiry and investigation that: (a) while Mortgagee has any interest in or lien on the Property, the Property described herein is, and at all times hereafter, will continue to be in full compliance with all Federal, State and local environmental laws and regulations, including but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA), Public Law No. 96-510, 94 Stat. 2767, 42 USC 9601, et. seq, and the Superfund Amendments and Reauthorization Act of 1986 (SARA), Public Law No. 99-499, 100 Stat. 1613, and (b) (i), as of the date hereof there are no hazardous materials, substances, wastes or other environmentally regulated substances (including without limitation, any materials containing asbestos) located on, in, or under the Property or used in connection therewith, or (ii) Mortgagor has fully disclosed to Mortgagee in writing the existence, extent, and nature of any such hazardous materials, substances, wastes, or other environmentally regulated substances, which Mortgagor is legally authorized and empowered to maintian on, in, or under the Property or use in connection therewith, and Mortgagor has obtained and will maintain all licenses, permits, and approvals required with respect thereto, and is in full compliance with all of the terms, conditions, and requirements of such licenses, permits, and approvals. Mortgagor further warrants and represents that it will promptly notify Mortgagee of any change in the nature or extent of any hazardous materials, substances or wastes maintained on, in, or under the Property or used in connection therewith, and will transmit the Mortgagee copies of any citations, orders, notices, or other material governmental or other communication received with respect to any other hazardous materials, substances, wastes, or other environmentally regulated substances affecting the Property.

        Mortgagor shall indemnify and hold Mortgagee harmless from and against any and all damages, penalties, fines, claims, liens, suits, liabilities, costs (including clean-up costs), judgments, and expenses (including attorneys', consultants', or experts' fees and expenses) of every kind and nature suffered by or asserted against Mortgagee as a direct or indirect result of any warranty or representation made by Mortgagor in the preceding paragraph being false or untrue in any material respect or any requirement under any law, regulation, or ordinance, local, state, or federal, which requires the elimination or removal of any hazardous materials, substances, wastes or other environmentally regulated substances by Mortgagee.

        Mortgagor's obligations to Mortgagee hereunder shall terminate upon payment in full of the Note secured hereby and satisfaction and release of the Mortgage, except, as to any act or occurrence prior to such payment and satisfaction which gives rise to liability hereunder, the Mortgagor's liability shall continue, survive, and remain in full force and effect notwithstanding payment in full and satisfaction of said Note and this Mortgage or foreclosure under this Mortgage, or delivery of a deed in lieu of foreclosure.

                                    VIII.
        Except as modified herein, the notes described above, as well as all other loan documentation executed in connection with this loan transaction, including all amendments or modifications thereof, are ratified, approved and affirmed in all their terms and conditions, and shall remain in full force and effect, and the execution of this instrument on behalf of the Mortgagee shall not be deemed a waiver of any default in any of the above described notes existing as of this date, or shall this instrument be deemed to eliminate any right which Mortgagee may otherwise have to accelerate the indebtedness on account of any default by Mortgagor.

                                     IX.
                This Agreement shall bind jointly and severally the parties hereto, their heirs, personal representatives, successors and assigns.

        IN WITNESS WHEREOF, the Mortgagor, the Guarantor, and the Mortgagee have caused this Agreement to be executed as of this 31st day of March, 1995.

Signed, Sealed and Delivered         AGRICULTURAL PRODUCTS, INC.
in the Presence of:
/s/ K. BRIDGERS                        By /s/ LON SCHULTZ
- ------------------------------         ----------------------------------------
K. BRIDGERS                            Lon Schultz, President
- ------------------------------         3857 West Lake Hamilton Drive
Print/Type Name of Witness             Winter Haven, FL 33881

/s/ LOUISE A. MANZANO                  (CORPORATE SEAL)
- ------------------------------
LOUISE A. MANZANO                      MORTGAGOR
- ------------------------------
Print/Type Name of Witness
AS TO MORTGAGOR                      CALNETICS CORPORATION

                                     By /s/ CLINTON G. GERLACH
/s/ MARY LIVINGSTON                    ----------------------------------------
- ------------------------------         Clinton G. Gerlach, President
MARY LIVINGSTON                        20401 Prairie Street
- ------------------------------         Chatsworth, CA 91311
Print/Type Name of Witness
/s/ BARBARA GUYER                      (CORPORATE SEAL)
- ------------------------------
BARBARA GUYER                          (GUARANTOR)
- ------------------------------
Print/Type Name of Witness
AS TO GUARANTOR

/s/ CHARLES D. CHITTON
- ------------------------------       FIRST UNION NATIONAL BANK OF FLORIDA
CHARLES D. CHITTON
- ------------------------------       By /s/ J. EARL MORGAN
Print/Type Name of Witness             ---------------------------------------
                                       J. Earl Morgan, III, Vice President
/s/ LYNN S. SCOTT                      Post Office Box 193
- ------------------------------         Winter Haven, FL 33882-0193
LYNN S. SCOTT
- ------------------------------         (CORPORATE SEAL)
Print/Type Name of Witness
AS TO MORTGAGEE                        (MORTGAGEE)

STATE OF CALIFORNIA
COUNTY OF SAN BERNARDINO

        The foregoing document was acknowledged before me by LON SCHULTZ as President of AGRICULTURAL PRODUCTS, INC., a California corporation, on behalf of said corporation, who is personally known to me or who has produced B1536807, as identification, this 8th day of May, 1995.

[SEAL]                                    /s/ CONSUELO UNTALAN
                                          -------------------------------------
                                          CONSUELO UNTALAN
                                          -------------------------------------
                                          Print/Type Name of Notary Public
                                          Commission No.
                                                         ----------------------
                                          My Commission Expires:
                                                                 --------------

STATE OF CALIFORNIA
COUNTY OF LOS ANGELES

        The foregoing document was acknowledged before me by CLINTON G. GERLACH, as President of CALNETICS, INC., a California corporation, on behalf of said corporation, who is personally known to me or who has produced
           , as identification, this      day of May, 1995.
- -----------                          ----

[SEAL]                                    /s/ ROBERT WALTER MATLOSZ
                                          -------------------------------------
                                          ROBERT WALTER MATLOSZ
                                          -------------------------------------
                                          Print/Type Name of Notary Public
                                          Commission No. 1014700
                                          My Commission Expires: Jan. 20, 1998

STATE OF FLORIDA
COUNTY OF POLK

        The foregoing document was acknowledged before me by J. EARL MORGAN, III, as Vice President of FIRST UNION NATIONAL BANK OF FLORIDA, who is personally known to me, this 15th day of May, 1995.

[SEAL]                                    /s/ LYNN S. SCOTT
                                          -------------------------------------
                                          LYNN S. SCOTT
                                          -------------------------------------
                                          Print/Type Name of Notary Public
                                          Commission No. CC207265
                                          My Commission Expires: Jul. 16, 1996


                                  EXHIBIT A

The North 457.50 feet of Lot 180, lying East of canal in Lucern Park Fruit Association, as shown by map or plat thereof recorded in the office of the Clerk of the Circuit Court in and for Polk County, Florida, in Plat Book 3, Page 67, LESS AND EXCEPT the North 307.5 feet thereof and LESS AND EXCEPT roadways of record.


                                  EXHIBIT B

Commence at the Southeast corner of Lot 180 of Lucerne Park Fruit Association Subdivision, as recorded in Plat Book 3B, page 67, of the public records of Polk County, Florida, run thence North 00 degrees 27 minutes 13 seconds West along the East boundary of said lot, 31.22 feet to the point of beginning. Thence continue North 00 degrees 27 minutes, 13 seconds West, 150.00 feet; thence South 89 degrees 41 minutes 41 seconds West, 308.63 feet to the Easterly right of way of the Lake Henry-Lake Hamilton Canal, thence South 00 degrees 19 minutes 40 seconds East along said right of way, 150.00 feet, thence North 89 degrees 41 minutes 41 seconds East, 308.96 feet to the point of beginning. Subject to maintained right of way along the East boundary thereof.

[FIRST UNION LOGO]



March 22, 1995


Mr. Lon Schultz, President
Agricultural Products, Inc.
Post Office Box 3760
Ontario, CA 91761

Dear Mr. Schultz:

We are pleased to advise you that the First Union National Bank of Florida (hereinafter referred to as "Bank") has approved the renewal and consolidation of your mortgage loans secured by first mortgages on the real property (hereinafter referred to as the "Mortgaged Premises") located at 3855 and 3857 Lake Hamilton Drive in Winter Haven, Florida. This commitment is being offered subject to the following terms and conditions.

                               A. TERMS OF LOAN

1. Borrower: The loan shall be made to Agricultural Products, Inc. (hereinafter referred to as "Borrower"), which shall be responsible for the repayment of the loan.

2. Amount of Loan: The loan shall be in an amount not to exceed Two Hundred Ninety Nine Thousand Six Hundred Twenty Six and 21/100 Dollars ($299,626.21).

3. Term of Loan: The principal amount of the loan shall be repayable over the term of five (5) years from the date of closing, effective as of March
31, 1995, with repayment terms set forth in paragraph 5 below.

4. Interest Rate: The loan shall bear interest at a rate of three-quarters of one percent (0.75%) above the Bank's Prime Rate per annum. Prime Rate is defined as that rate of interest announced from time to time by the Bank as its Prime Rate. Interes shall be calculated using a year base of 360 days and charged for the actual number of days elapsed in an interest period.

5. Repayment: Commencing on the fifth day of the first month of the loan term and continuing on the fifth day of each month thereafter, principal payments of $1,664.59 plus interest shall be due in fifty-nine (59) monthly installments, with the principal balance of the loan, if not sooner paid, being payable at maturity, which shall be the fifth day of the sixtieth (60th) month of the loan term.

Mr. Lon Schultz, President
Agricultural Products, Inc.
March 22, 1995
Page 2



6. Prepayment: The loan may be prepaid in whole or in part at any time without any prepayment premium, penalty, or fee whatsoever. Prepayments will be applied to the principal balance of the loan in inverse order of maturity.

7. Loan Purpose: The loan shall be used by the Borrower for the purpose of renewing and consolidating First Union notes #42 and #67 and for no other purpose.

8.      Loan Security:  The repayment of the loan shall be secured by:

        (a) A mortgage constituting a valid first lien on the Mortgaged Premises, together with all Improvements presently located or hereafter to be constructed thereon. The final legal description of the Mortgaged Premises must be approved by the Bank and its attorneys.

        (b) A Security Agreement, constituting a valid first lien on and prior perfected security interest in such fixtures, equipment, and personal property (including additions, replacements, substitutions thereto or thereof, and after-acquired property) to be located in or upon which are used or useful on, in, or about the Mortgaged Premises.

        9. Unlimited Guaranty: The repayment of the loan and all interest accrued thereon and the performance of the Borrower and the terms shall be unconditionally guaranteed by Calnetics Corporation (hereinafter referred to as "Guarantor"). The Guaranty shall remain in full force on this obligation, as amended.

        10. Loan Administration Fee: Upon acceptance of this Commitment, Borrower shall pay to Bank a nonrefundable Loan Administration Fee in the amount of $500.00 to compensate the Bank for costs and expenses incurred to underwrite, document, and close the loan herein contemplated.

                           B. REQUIREMENTS OF LOAN

        1. Title Assurance: The Bank's obligation to provide the financing contemplated herein is expressly conditioned upon it's receipt of a title opinion letter from it's attorney verifying that it will have a valid first mortgage in the real property.

Mr. Lon Schultz, President
Agricultural Products, Inc.
March 22, 1995
Page 3



2. Insurance: At the time of loan closing, Borrower shall furnish a permanent policy or policies of fire and extended coverage insurance and general comprehensive liability insurance policy or policies, which shall be written in such amounts, on such forms, and by such companies as shall be acceptable to and approved by the Bank and shall contain a written noncontributing standard long-form mortgage/loss payable clause in favor of the Bank, as its interest may from time to time appear, and, in addition shall contain the written obligation on the part of the issuing carrier or carriers to provide to the Bank with at least ten (10) days prior written notice of the expiration or any contemplated termination or cancellation of such policy or policies.

3. Annual Reports: The Guarantor shall furnish to the Bank within ninety (90) days after the end of each fiscal year the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, more commonly known as the 10-K report. The report shall be prepared in accordance with generally accepted accounting principles.

4. Closing Attorneys: The loan shall be closed by Attorneys of the Bank's choosing who shall represent the Bank in this transaction. All matters pertaining to the Commitment requirements and the loan documents must be satisfactory to said attorneys.

                           C. DOCUMENTATION OF LOAN

1. General Provisions: The documents used to evidence and secure the loan transaction contemplated herein shall be those documents customarily used by the Bank in connection with loan transactions of the nature and size contemplated herein and/or such other documents as the Bank and its attorneys, in their sole discretion, may deem necessary or expedient for the Bank's protection. All required loan documents shall be prepared by and acceptable to the Bank's attorneys. In addition to all other documents which may be required, the following specific loan documents shall be required, to wit:

        (a)  A Renewal Consolidated Promissory Note evidencing the loan.

        (b) A Mortgage Deed, granting a first lien on the Borrower's fee simple title to the Mortgage Premises.

        (c) A Security Agreement granting a first lien and prior perfected security interest in all construction materials, fixtures, equipment, and items of personal property as aforesaid.

Mr. Lon Schultz, President
Agricultural Products, Inc.
March 22, 1995
Page 4



        (d) Uniform Commercial Code Financing Statements to be filed with the Office of the Secretary of State of Florida and the Clerk of the Circuit Court of Polk County, Florida, evidencing the security interests granted by the aforesaid Security Agreements.

        (e)     An Environmental Rider.

        (f)     A Closing Statement.

2. Special Provisions: The loan documents shall provide that, so long as any part of the loan contemplated hereby is outstanding, the Mortgaged Premises referred to above shall remain free and clear of all liens, encumbrances, mortgages, security interests, and secondary financing whatsoever, and shall not be sold, conveyed, or transferred, or leased, except for those transactions which may be approved in writing by the Bank. The loan documents shall provide that occurrence of any of the foregoing shall, at the option of the Bank, constitute grounds for accelerating any and all sums unpaid under the loan.

                        D. MISCELLANEOUS

1. Environmental Certification: Borrower certifies by acceptance of this agreement, or shall furnish evidence satisfactory to Bank, that to the best of its knowledge the property does not contain: (a) asbestos in any form, (b) urea formaldehyde foam insulation, (c) transformers or other equipment containing polychlorinated biphenyls (PCBs) in amounts that exceed acceptable standard levels, (d) underground storage tanks, nor (e) any other materials or substances that are regulated or prohibited by Federal, State, or local laws, or that are known to pose a hazard to the environment or to human health.

Borrower also certifies, or shall furnish evidence satisfactory to Bank, that to the best of its knowledge the property and operations at the property are in compliance with all applicable Federal, State, and local statutes, laws, and regulations. Borrower further certifies that no notices claiming a violation of regulations or statutes, nor notices requiring compliance with regulations or statutes, nor notices demanding payment or contribution for injury to the environment or human health have been served on Borrower, or, to the best of Borrower's knowledge, on any former owner/operator of the Mortgaged Premises, by any government agency, individual, or other entity. Borrower agrees to forward a copy of any such notices received after settlement to

Mr. Lon Schultz, President
Agricultural Products, Inc.
March 22, 1995
Page 5



Bank within three (3) days of their receipt. Borrower acknowledges that Bank shall not be obligated to make any disbursements if condemnation proceedings are commenced or threatened against any part of the property.

Borrower further certifies that any hazardous or potentially hazardous materials used in Borrower's operation or generated as a product or by-product are now and will continue to be stored, used, and maintained in accordance with applicable Federal, State, and local laws and regulations, and that all hazardous wastes will be disposed of by duly licensed contractors in accordance with all governing regulations. In the sole and absolute discretion of Bank, Borrower may be required to submit a report, satisfactory to Bank, prepared by a consultant acceptable to Bank, certifying that Borrower has complied and is complying with this clause. Bank further reserves the right to require systematic and periodic monitoring of the property throughout the term of the loan.

By execution of a rider attached to the mortgage/security instrument at loan closing, Borrower shall provide additional warranties and representations concerning the environmental conditions of the property. Borrower shall also indemnify Bank against any and all damages arising from any claims of environmental contamination of the property. A copy of this rider is attached for Borrower's review.

2. Representations of Borrower: The validity of this Commitment is subject to the accuracy of all information, representations, and materials provided, made, or submitted with or in support of the application for the loan contemplated herein; and the failure of the accuracy thereof or any material changes therein shall, at the option of the Bank, operate to terminate this Commitment and all of the Bank's obligations hereunder if the same shall occur prior to closing and shall constitute grounds for accelerating any and all sums unpaid under the loan documents if the same shall occur subsequent to closing.

3. Costs and Expenses: The Bank shall not be put to any expense whatsoever in connection with the issuance of this Commitment or the closing of the loan transaction contemplated hereby. Accordingly, the Borrower shall pay directly or reimburse the Bank for all costs and expenses incurred in connection with the preparation for and the closing of the loan whether said loan is closed or not, including, without limitation, all appraisal fees, surveys, legal fees, documentary stamp taxes, intangible taxes, recording costs, license and permit fees, and all title insurance and other insurance premiums required in connection with the loan transaction contemplated herein.

Mr. Lon Schultz, President
Agricultural Products, Inc.
March 22, 1995
Page 6



4. Voidability of Commitment: This Commitment shall be voidable, at the option of the Bank, if any of the following events shall occur, to wit:

        (a)  If Borrower commits an act of bankruptcy.

        (b) If a proceeding is commenced by or against Borrower under any bankruptcy or insolvency law.

        (c) If Borrower's business is discontinued or suspended for any reason.

        (d) If there is any material adverse change in Borrower's business or financial condition.

        (e) If Borrower defaults on any other obligation it may have to the Bank.

5. Depository Accounts: Certain of Borrower's depository accounts will be maintained at the Bank.

6. Cross-Default: A default under any commitment and/or loan made by any lending institution to Borrower shall constitute a default under all commitments and/or loans made to Borrower by the Bank.

7. Non-Assignability: Neither this Commitment nor the proceeds of the loan contemplated herein shall be assignable by Borrower, except to Guarantor, without the prior written consent of the Bank, and any attempt at such assignment, without the Bank's prior written consent, shall be void.

8. Modifications and Amendments: No change in the provisions of this Commitment shall be binding unless in writing and executed in the name of the Bank and the Borrower by a duly authorized officer of the Bank and the Borrower, respectively.

9. Governing Law: This Commitment, the loan transaction contemplated hereby, and all loan documents executed pursuant hereto shall be construed according to and governed by the laws of the State of Florida.

Mr. Lon Schultz, President
Agricultural Products, Inc.
March 22, 1995
Page 7



10. Closing: The loan transaction contemplated herein shall be closed on or before April 12, 1995, to be effective as of March 31, 1995. Failure to close by this date shall render this commitment null and void.

11. Commitment Provisions Survive Closing: The provisions of this Commitment shall survive the closing of the loan transaction contemplated here.

12. Commitment Expiration: This Commitment shall expire unless it has been accepted in writing and the acceptance received by the undersigned on or before April 5, 1995.

13. Waiver of Jury Trial: THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS AGREEMENT OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK ACCEPTING AND/OR ENTERING INTO THIS AGREEMENT (OR ANY AGREEMENT EXECUTED IN CONNECTION WITH THIS AGREEMENT) FROM, OR WITH, BORROWER AND/OR GUARANTOR(S).

If the Bank chooses to waive any covenant, paragraph, or provision of this Commitment, or if any covenant, paragraph, or provision of this Commitment is construed by a court of competent jurisdiction to be invalid, it shall not affect the applicability, validity, or enforceability of the remaining covenants, paragraphs, or provisions.

Please indicate your acceptance of this Commitment and the terms and conditions contained herein by executing your acceptance immediately below and returning the executed original Commitment Letter to the Bank on or before April 5, 1995.


Sincerely,


/s/ EARL MORGAN
- ---------------------------
Earl Morgan, Vice President

Mr. Lon Schultz, President
Agricultural Products, Inc.
March 22, 1995
Page 8


              BORROWER'S ACCEPTANCE OF COMMITMENT AND AGREEMENT


The above Mortgage Loan Commitment is hereby accepted on the terms and conditions outlined therein. If I fail to comply with any of the above conditions or requirements or if my application is withdrawn or canceled by me, or the loan contemplated therein cannot be closed within the time above provided due to title difficulty, or other reasons within my control, I understand that the Loan Commitment will expire immediately. I further agree that, notwithstanding any such expiration of the Commitment, I shall be obligated to pay all reasonable costs, expenses, and attorneys' fees incurred by the Bank to the time of such expiration in connection with the issuance of this Commitment and the preparation for the closing.



                         Agricultural Products, Inc.


By:      /s/ LON SCHULTZ                            Date:        4/4/95
    -------------------------------------------           ---------------------
    Lon Schultz, President


              GUARANTOR'S ACCEPTANCE OF COMMITMENT AND AGREEMENT


                            Calnetics Corporation


By:      /s/ CLINTON G. GERLACH                     Date:        4/5/95
    -------------------------------------------           ---------------------
    Clinton G. Gerlach, Chairman

FIRST UNION NATIONAL BANK
OF FLORIDA

Commercial Banking
Post Office Box 193
Winter Haven, Florida 33880
813 291-6620
FAX 813 291-6618



[FIRST UNION LOGO]



                       Via Facsimile to (909) 390-1889


                                March 13, 1995


Mr. Lon Schultz, President
Agricultural Products, Inc.
Post Office 3760
Ontario, California 91761

Re: RENEWAL AND CONSOLIDATION OF AGRICULTURAL PRODUCTS, INC.'S NOTES #42 AND 67

Dear Mr. Schultz:

        This letter supercedes and replaces my letter to you dated March 8, 1995, in which I responded to your request that First Union National Bank of Florida ("Bank") would renew and consolidate the two mortgage notes referenced above. We would entertain such a consolidation and renewal, subject to the terms and conditions outlined herein.

BORROWER:

        The borrower would continue to be Agricultural Products, Inc. ("Borrower"), or, at the option of Calnetics, Agricultural Products, Inc.'s parent company, Calnetics may be substituted as the Borrower.

AMOUNT:

        The amount of the consolidated renewal note would be the unpaid principal balance of the two existing notes, referenced above, as of the closing date.

TERM:

        The renewal term would be sixty months, based upon a fifteen-year amortization of principal plus interest monthly with a balloon payment due in the sixtieth month from the date of the renewal/consolidation.


                                   Page One

Mr. Schultz
March 13, 1995
Page Two



SECURITY:

        The security for the loan would continue to be that collateral which currently secures the two notes to be renewed and consolidated. There would be no change in the existing collateral.

INTEREST RATE:

        The interest rate would be First Union National Bank of Florida's Prime Rate of interest plus three-quarters (.75 percent), adjustable with daily changes in said index.

GUARANTOR:

        The consolidated renewal note would be guaranteed by the parent corporation, Calnetics.

FINANCIAL REVIEW BY THE BANK:

        The Bank's final approval of this renewal and consolidation is subject to our receipt and satisfactory review of Calnetics' December 31, 1994 10-Q report and its June 30, 1994 10-K report. You may expedite our review of these data by transmitting them via facsimile to (407) 649-5757 to the attention of Mr. Chuck Beverly. We would also need originals for our files.

FEES AND COSTS OF RENEWAL/CONSOLIDATION:

        The Borrower will bear any fees, costs or expenses in conjunction with the renewal and consolidation of these two loans, including but not limited to attorney's fees, Florida documentary stamps, recording fees, etc., with the Borrower specifically agreeing to reimburse the Bank for up to $500.00 for an internal evaluation of the real property securing the loan.

OTHER TERMS AND CONDITIONS:

        All the other terms and conditions of the consolidated renewal note would continue to be the same as those which currently prevail for the existing two notes separately. For example, the Borrower will continue to maintain hazard insurance covering the property, will provide periodic financial reporting to the Bank, etc. Obviously, this letter is not intended to recite a litany of detailed terms and conditions, but rather is sent to hasten you an indication of our interest in providing you with the renewal and consolidation requested. Should you choose to accept these broad and general terms, we will forward you a somewhat more lengthy commitment letter after completing our financial review, outlining the specifics of the anticipated closing.

Mr. Schultz
March 13, 1995
Page Three



PREPAYMENT:

        As you know from our prior discussion, there will be no prepayment penalty. In regard to your request that we apply any prepayments to the front end of the loan rather than to its balloon balance, however, we must decline. Any prepayment you wish to make which you would wish to alter any of the stated repayment terms, such as the amortization of the loan, would need to be negotiated at the time of the proposed prepayment and would require our review of the Borrower's current financial condition and payment history.

        We hope this offer to renew and consolidate pleases you. If you wish to accept its terms and proceed toward a closing, please sign where indicated below and send us a copy of Calnetics' December 31, 1994 10-Q and June 30, 1994 10-K reports at your earliest convenience, so that we may expedite our review. This offer to renew and consolidate will expire on April 30, 1995, if not accepted in writing prior to that date.

        Thank you for the opportunity to submit this proposal, and for the favor of handling your financing needs.

                                          Sincerely,

                                                     /s/ EARL MORGAN
                                          -------------------------------------
                                          Earl Morgan
                                          Vice President and Commercial
                                          Relationship Manager


Accepted by:         Agricultural Products, Inc.


                               /s/ LON SCHULTZ                      3/14/95
                     ----------------------------------       -----------------
                     Lon Schultz                              Date
                     President

                                March 31, 1995






First Union National Bank of Florida
Post Office Box 193
Winter Haven, FL  33882-0193

ATTENTION:  MR. J. EARL MORGAN, III, VICE PRESIDENT

Gentlemen:

As required by the terms of your Commitment Letter issued to the undersigned dated March 22, 1995, I represent and certify to you that Agricultural Products, Inc. is not the subject of any pending or threatened administrative, governmental, judicial, or quasi-judicial proceeding or investigation which might adversely affect said corporation's ability to perform its obligations under such Commitment Letter and/or the loan implementing documents.

The undersigned further certifies that no eminent domain or other condemnation proceedings have been threatened or commenced against any part of the property located at 3857 West Lake Hamilton, Winter Haven, FL 33881.

                                        Very truly yours,

                                        AGRICULTURAL PRODUCTS, INC.



                                        By          /s/ LON SCHULTZ
                                           ----------------------------------
                                                 Lon Schultz, President

                            LOAN CLOSING STATEMENT


RE:        FIRST UNION NATIONAL BANK OF FLORIDA LOAN TO AGRICULTURAL PRODUCTS,
           INC.

DATE:      MARCH 31, 1995

PROPERTY:  The North 457.50 feet of Lot 180, lying East of canal in Lucerne
           Park Fruit Association, as shown by map or plat thereof recorded in the office of the Clerk of the Circuit Court in and for Polk County, Florida, in Plat Book 3, Page 67, LESS AND EXCEPT the North
           307.5 feet thereof and LESS AND EXCEPT roadways of record.
           AND
           Commence at the Southeast corner of Lot 180 of Lucerne Park Fruit Association Subdivision, as recorded in Plat Book 3B, page 67, of the public records of Polk County, Florida, run thence North 00 degrees 27' 13" West along the East boundary of said lot, 31.22 feet to the point of beginning. Thence continue North 00 degrees 27' 13" West, 150.00 feet; thence South 89 degrees 41' 41" West,
           308.63 feet to the Easterly right of way of the Lake Henry-Lake Hamilton Canal, thence South 00 degrees 19' 40" East along said right of way, 150.00 feet, thence North 89 degrees 41' 41" East,
           308.96 feet to the point of beginning. Subject to maintained right of way along the East boundary thereof.

*******************************************************************************

                                 CLOSING COSTS

Recording Mortgage
           Modification, etc.                          $    19.50
Loan Fee                                                   500.00
April 2, 1995 payments on 2 loans
(pre-consolidated & renewal)
           #00067                                        2,766.84
           #00042                                        1,447.58
UCC Searches (pre-and post)                                 40.00
Filing UCC-1 Financing Statement
           (Clerk, Polk County, FL)                         15.00
Filing UCC-1 Financing Statement
           (Secretary of State, FL)                         31.00
Federal Express (2)                                         50.00
Title Opinion                                              350.00
Attorneys' Fees and costs                                1,968.00
                                                        ---------
TOTAL                                                   $7,187.92
LESS:  AMOUNTS PREVIOUSLY PAID BY BORROWER               6,468.52
                                                        ---------
AMOUNT DUE                                              $  719.40

        I HEREBY CERTIFY THAT I HAVE READ AND APPROVED THE ABOVE LOAN CLOSING STATEMENT. I ACKNOWLEDGE THAT SHARIT, BUNN, CHILTON & HOLDEN, P.A. REPRESENT THE BANK ONLY; THAT I AM PAYING THEIR ATTORNEY'S FEES AS A COST OF THE LOAN; THAT I WAS ADVISED TO RETAIN MY OWN COUNSEL.


                                                 /s/ LON SCHULTZ
                                        ----------------------------------
                                              LON SCHULTZ, PRESIDENT
                                            AGRICULTURAL PRODUCTS, INC.

                                                 CONSOLIDATED RENEWAL
                                                 REAL ESTATE PROMISSORY NOTE


        $299,626.21        No.                          March 31, 1995
        -----------           -----------      --------------------------------
                                               (Date of Execution and Delivery)

LENDER:  FIRST UNION NATIONAL BANK OF FLORIDA (hereinafter termed "LENDER"),
           Winter Haven, Florida
         -------------------------
                 (City)

BORROWER(S):  AGRICULTURAL PRODUCTS, INC., a California Corporation
              -----------------------------------------------------------------
                                     (Name)

              3857 West Lake Hamilton Drive, Winter Haven, Polk, FL 33881
              -----------------------------------------------------------------
              (No., Street or RFD)   (City)   (County)   (State)  (Zip Code)

BORROWER(S) REPRESENT HEREWITH THAT THE LOAN EVIDENCED HEREBY IS BEING OBTAINED FOR THE FOLLOWING PRIMARY PURPOSE:

   [X]  BUSINESS:  [ ] PERSONAL;  [ ] FAMILY OR HOUSEHOLD;  [ ] AGRICULTURAL

     FOR VALUE RECEIVED: to wit, money loaned, the above named; the undersigned BORROWER(S) (hereinafter collectively termed "BORROWER"), jointly and severally (if more than one BORROWER), promise(s) to pay to the order of LENDER at its office in the above city, or wherever else LENDER may specify, the sum of
  TWO HUNDRED NINETY-NINE THOUSAND SIX HUNDRED TWENTY-SIX AND 21/100-------
- ------------------------------------------------------------------------------
  ($299,626.21) DOLLARS, witht interest until paid,

CONTRACT  [ ]  at the rate of              percent (     %);
RATE OF                      -------------          -----
INTEREST  [X]  at the rate of LENDER'S PRIME RATE Plus   three-quarters percent
               (0.75%) as that rate may change from time to time with changes to occur on the date the LENDER'S PRIME RATE changes;
          [ ]  at the rate of
                             --------------------------------------------------
               to be adjusted                    beginning                    ;
                             --------------------          -------------------
          [ ]  payable in full on
                                 ----------------------------------------------
          [ ]  with interest payable        commencing on      and each
               thereafter,          --------             ------        --------

TERMS     [X]  payable in consecutive monthly payments of principal; commencing
OF             on May 2, 1995, in 59 equal payments of $1,664.59 plus an
PAYMENT        irregular payment of $201,415.40 due on April 2, 2000, with interest payable monthly commencing on May 2, 1995, and each month thereafter;
          [ ]  payable in consecutive          payments of principal and
                                      ---------
               interest; commencing on            in    equal payments
                                      ------------   ---
               of $          plus an irregular payment of all remaining
                   ----------
               principal and interest due on
                                             --------------------------------;
          [ ]  see attached Schedule "B", terms of which are incorporated herein by reference;



                   (TERMS ABOVE NOT COMPLETED ARE DELETED)


The undersigned agrees to pay a late charge equal to 5% of each payment of principal and/or interest which is not paid within 10 days of the date on which it is due. At LENDER'S option, the contract rate shall become the highest rate allowed by the law of the state of LENDER'S office as set forth herein commencing with and continuing for so long as the loan or any portion thereof is in Default (as hereinafter defined). Further, upon BORROWER'S Default and where LENDER deems it necessary or proper to employ an attorney to enforce collection of any unpaid balance or to otherwise protect its interests hereunder; then BORROWER agrees to pay LENDER'S reasonable attorneys fees (including appellate costs, if any) and collection costs. Liability for reasonable attorneys fees and costs shall exist whether or not any suit or proceeding is commenced.

INTEREST is computed on the basis of a 360 day year for the actual number of days in the interest period (Actual/360 Computation) unless indicated below.

                                not applicable
- ------------------------------------------------------------------------------

DEFINITION OF LENDER'S PRIME RATE AND COMPUTATION FORMULAE APPEAR ON OTHER SIDE

All payments received during normal banking hours after 2:00 P.M. shall be deemed received at the opening of the next banking day.

If the scheduled payment amount is insufficient to pay accrued interest, BORROWER shall make an additional payment of the amount of the accrued interest in excess of the scheduled payment.

Each of the undersigned, whether BORROWER, sureties, or endorsers; and all others who may become liable for all or any part of the OBLIGATIONS evidenced hereby, do hereby, jointly and severally; waive presentment, demand, protest, notice of protest and/or of dishonor, and also notice of acceleration of maturity of Default or otherwise. Further, they agree that Lender may, from time to time, extend, modify, amend or renew this Note for any period (whether or not longer than the original period of the Note) and grant any releases, compromises or indulgences with respect to the Note or any extensions, modifications, amendments or renewals thereof or any security therefor, or to any party liable thereunder or hereunder, all without notice to or consent of any of the undersigned and without affecting the liability of the undersigned hereunder.

     PAYMENT of this Note, all obligations of the undersigned BORROWER hereunder "OBLIGATIONS" to LENDER, its successors and assigns, is secured interalia, (and includes the terms and obligations set forth therein), by a valid, subsisting Mortgage and Security Agreement (the "Mortgage") recordoed or to be recorded in the county in which the real property described in the Mortgage (the "Property") is located, and by this reference is incorporated herein. If this Note is issued pursuant to a loan agreement of even date herewith, made by and between Borrower and Lender (the "Loan Agreement", which term shall be deemed to include any construction loan agreement or development loan agreement), then by this reference, the Loan Agreement is specifically incorporated herein;

     If default be made in the payment of any installment under this Note or if the Borrower violates any of the terms or breaches any of the conditions of the Mortgage or the Loan Agreement, the entire principal sum and accrued interest shall become due and payable without notice unless otherwise provided in the Loan Agreement at the option of the Lender. Failure to exercise this option shall not constitute a waiver of the right to exercise the same at any other time. Upon such default, the principal of the Note and any part thereof, and accrued unpaid interest, if any, shall bear interest at the rate of either eighteen percent (18%) simple interest per annum after default until paid or at the then highest legal rate permissable by law. All parties liable for the payment of this Note agree to pay the Lender reasonable attorney's fees for the services and expenses of counsel employed after maturity or default to collect this Note (including any appeals relating to such enforcement proceedings), or to protect or enforce the security hereto, whether or not suit be brought.

     The remedies of Lender as provided herein, in the Mortgage and Loan Agreement shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sale discretion of Lender and may be exercised as often as occasion therefor shall arise. No act of omission or commission of Lender, including specifically any failure to exercise any right, remedy or recourse, shall be effective as a waiver thereof unless it is set forth in a written document executed by Lender and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to any subsequent event.

     Borrower and all sureties, endorsers and guarantors of this Note hereby
(a) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notice, filing of suit and diligence in collecting this Note, in enforcing any of the security rights or in proceeding against the Property; (b) agree to any substitution, exchange, addition or release of any of the Property or the addition of release of any party or person primarily or secondarily liable hereon; (c) agree that Lender shall not be required first to institute any suit, or to exhaust his, their or its remedies against Borrower or any other person or party to become liable hereunder or against the Property in order to enforce payment of this Note; (d) consent to any extension, rearrangement, renewal or postponement of time of payment of this Note and to any other indulgency with respect hereto without notice; consent or consideration to any of the foregoing (except the express written release by Lender of any such person), they shall be and remain jointly and severally, directly and primarily, liable for all sums due under this Note, the Mortgage and the Loan Agreement.

     As used herein, the words, "Borrower" and "Lender" shall be deemed to include Borrower and Lender as defined herein and their respective heirs, personal representatives, successors and assigns.

     This Note is executed and delivered at the Place of Execution and shall be construed and enforced in accordance with the laws of the State of Florida.

IN WITNESS WHEREOF, the Borrower, on the day and year first written above, has caused this Note to be executed under seal by (i) if a corporation, adoption of the facsimile seal printed hereon for such special occasion and purpose (or if an impression seal appears hereon by affixing such impression seal) by its duly authorized officer(s) or, (ii) if by individuals, hereunto setting their hands and seals.


CORPORATE BORROWER           SEAL     AGRICULTURAL PRODUCTS, INC., a California
                                      Corporation
                                      ----------------------------------------
                                               Name of Corporation

BY:                                BY:            LON SCHULTZ
   ----------------------------       ----------------------------------------
                                             Lon Schultz, President

INDIVIDUAL BORROWER(S),            BY:
PROPRIETORSHIPS, PARTNERSHIPS         ----------------------------------------

                           (Seal)                                        (Seal)
- ---------------------------        --------------------------------------
                           (Seal)                                        (Seal)
- ---------------------------        --------------------------------------

                                Taxpayer Identification Number(s)
                                                                  -------------

FIRST UNION                      REAL ESTATE               MARCH 31, 1995
                            UNCONDITIONAL GUARANTY   --------------------------
                                                       (Date of Execution and
                                                              Delivery)

OBLIGOR(S):  AGRICULTURAL PRODUCTS, INC.,  3857 West Lake Hamilton Drive,
           -------------------------------------------------------------------
                  (Print Full Name)            (No. Street or RFD)

             Winter Haven,   Polk,      FL     33881
           -------------------------------------------
                (City)      (County)  (State)  (Zip)

GUARANTOR(S):  CALNETICS CORPORATION,   20401 Prairie Street,
             --------------------------------------------------
                 (Print Full Name)      (No. Street or RFD)

               Chatsworth,  Los Angeles,   CA     91311
             --------------------------------------------------
                 (City)       (County)   (State)   (Zip)

OBLIGEE:  FIRST UNION NATIONAL BANK OF FLORIDA

          P.O. Box 193, 203 Avenue A, N.W.,  Winter Haven, Polk,    FL   33880
          ---------------------------------------------------------------------
          (Mailing Address)  (No. and Street)   (City)   (County) (State) (Zip)

WHEREAS, the above OBLIGOR(S) (hereinafter jointly and severally termed "Customer"), desire(s) to obtain extensions of credit and/or a continuation of credit extensions and/or to engage in business transactions and enter into various contractual relationships and otherwise to deal with FIRST UNION NATIONAL BANK OF FLORIDA (hereinafter termed "FUNB") and

WHEREAS, FUNB is unwilling to extend or continue to extend credit to and/or engage in business transactions and enter into various contractual relationships with, and otherwise to deal with Customer; unless it receives and unconditional and continuing, joint and several guaranty from the above identified, undersigned GUARANTOR(S) (hereinafter collectively termed "Guarantor"), covering all "Obligations of Customer," as hereinafter defined.

NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, and in order to induce FUNB to extend or continue to extend credit to Customer in the principal amount of TWO HUNDRED NINETY-NINE THOUSAND SIX HUNDRED SEVENTY-SIX AND 31/100 dollars ($299,676.21), plus interest, as evidenced by that certain promissory note dated March 31, 1995 in favor of Lender (the "Note"), and to enter into any loan agreement of even date therewith executed in conjunction with the transaction (the "Loan Agreement"), which term shall be deemed to include any construction loan and/or development agreement),which Note is secured by that certain Mortgage and Security Agreement of even date therwith encumbering the real and personal property described therein, (the "Mortgage"), (with or without recourse) pursuant to which Customer, jointly or severally, is liable as maker, or otherwise, and to otherwise deal with Customer, Guarantor (jointly and severally, if more than one) hereby absolutely and unconditionally guarantees to FUNB and to successors and assigns, the due and punctual payment of all Obligations of Customer. The full and prompt payment of principal, interest and any other amounts due or to become due, whether by acceleration or otherwise, under the Note or the Loan Agreement; the performance of any and all obligations of Customer under the Loan Agreement, the Note, the Mortgage and any other Loan Documents (as that term is hereinafter defined) including, without limitation, obligations for the payment of insurance premiums and taxes, assessments and other impositions with respect to or against the Property; and the full payment and performance of all Customer's obligations, now or hereafter existing, to any person who shall heretofore or hereafter deposit any sum of money with Customer or any agent or escrow agent designated by Customer, on account of any contract of agreement regarding the purchase of any condominium unit or other portion of the property, including all renewals, extensions and/or modifications thereof (all liabilities and obligations of the Customer to FUNB, pursuant to the foregoing, being hereinafter termed "Obligations of Customer") provided, however, that if and only if an amount is here specified; to wit:

$279,626.21 $ (LEAVE BLANK, IF LIABILITY HEREUNDER IS UNLIMITED.)
- -----------
then, the maximum liability, jointly and severally, of the undersigned Guarantors hereunder, at any one time outstanding, with respect to the aggregate principal amount of the "Obligations of Customer," shall not exceed the sum of money above specified, plus all interest or Finance Charges, Costs of Court, penalty interest, late payment charges and the reasonable attorney's fees of FUNB (the Note, Mortgage, Loan Agreement and all other agreements, documents and instruments evidencing or securing the obligations of Customer being herein collectively called the "Loan Documents").

/ / If checked here, this Unconditional Guaranty is secured by a Mortgage, incorporated herein by reference.

This Guaranty is in addition to and is not intended to supercede any prior existing Guaranty of Guarantor.

Further, whether or not suit is brought by FUNB to acquire possession of any collateral of Guarantor or Customer or to enforce collection of any unpaid balance(s) hereunder, Guarantor expressly hereby agrees to pay all legal expenses and the reasonable attorney's fees (including those relative to appellate proceedings, if any) actually incurred by FUNB.

(If no amount is specified in the blank above provided, the joint and several liability of the undersigned Guarantors hereunder shall be unlimited.)

In order to implement the foregoing and as additional inducements to FUNB, Guarantor further covenants and agrees:

     1. This guaranty is and shall remain an unconditional and continuing guaranty of payment and not of collection, shall remain in full force and effect irrespective of any interruption(s) in the business or other dealings and relations of Customer with FUNB and shall apply to and guarantee the due and punctual payment of all "Obligations of Customer" due by Customer to FUNB. To that end, Guarantor hereby expressly waives any right to require FUNB to bring any action against any Customer or any other person(s) or to require that resort be had to any security or to any balance(s) of any deposit or other account(s) or debt(s) or credit(s) on the books of FUNB in favor of Customer or any other person(s) Guarantor acknowledges that its liabilities and obligations hereunder are primary rather than secondary, recognizing that Customer is first above identified as "OBLIGOR" and undersigned are identified first above as "GUARANTOR(S)", solely for convenience in identification of the parties involved in this Guaranty Agreement and in the obligation being secured hereby. To that end and without limiting the generality of the foregoing, undersigned Guarantor herewith expressly waives any rights he otherwise might have had under provisions of the law of the state of the FUNB office set forth herein to require FUNB to attempt to recover against Customer and/or to realize upon any securities or collateral security which FUNB holds for the obligation evidenced or secured nhereby. Notwithstanding the satisfaction or performance of the "Obligations of Customer," Guarantor's liability shall continue to exist for so long as the satisfaction of the "Obligations of Customer" could be set aside or such "Obligations of Customer" otherwise be reinstated under the bankruptcy, insolvency, fraudulent conveyance, debtor relief, or other similar laws of any Federal, State or other competent jurisdiction.

     2. TIME IS OF THE ESSENCE HEREOF. Any notice(s) to Guarantor shall be sufficiently given, if mailed to the first above stated address(es) of Guarantor.

     3. If any process is issued or ordered to be served upon FUNB, seeking to seize Customer's and/or Guarantor's rights and/or interests in any deposit or other account(s) maintained with FUNB, the balance(s) in any such account(s) shall immediately be deemed to have been and shall be set-off against any and all "Obligations of Customer" and/or all obligations and liabilities of Guarantor hereunder, as of the time of the issuance of any such writ or process; whether or not Customer, Guarantor and/or FUNB shall then have been served therewith.

     4. All moneys available to and/or received by FUNB for application toward payment of (or reduction of) the "Obligations of Customer" may be applied by FUNB to such individual debt(s) in such manner, and apportioned in such amount(s) and at such time(s), as FUNB, in its sole discretion, may deem suitable or desirable.

                         (CONTINUED ON REVERSE SIDE)

     WITNESS the Hand(s) and Seal(s) of the undersigned, this Unconditional Guaranty Agreement being executed and delivered on the date first above written. Each Guarantor has adopted as his seal the word "SEAL" appearing beside his signature.

                                        CALNETICS CORPORATION

WITNESS       MARY LIVINGSTON           BY:     CLINTON G. GERLACH      [SEAL]
       -------------------------------     ------------------------------
                                                Clinton G. Gerlach,
                                           Chairman of the Board & President

WITNESS                                                                 [SEAL]
        ------------------------------  ---------------------------------
                                        (GUARANTOR)

WITNESS                                                                 [SEAL]
        ------------------------------  ---------------------------------
                                        (GUARANTOR)

WITNESS                                                                 [SEAL]
        ------------------------------  ---------------------------------
                                        (GUARANTOR)

(If Guarantor is a corporation, a Corporate Resolution is required and the corporate name should be signed by a duly authorized officer, with the Seal of the Corporation affixed and attested by the Secretary or Assistant Secretary of the corporation.)

                          CERTIFICATE OF INCUMBENCY


        The undersigned, being the Secretary of AGRICULTURAL PRODUCTS, INC., a California corporation, (the "Corporation"), hereby certifies to the following:

        1.      The undersigned is the Secretary of the Corporation.

        2.      The officers and directors of the Corporation are as follows:

        Officers
        --------

        Clinton G. Gerlach               Chairman of the Board

        Lon Schultz                      President/Chief
                                         Financial Officer

        Mary Livingston                  Secretary

        Directors
        ---------

        /s/ CLINTON G. GERLACH
        ---------------------------------

        /s/ LON SCHULTZ
        ---------------------------------


        ---------------------------------


        ---------------------------------

        3. Attached hereto as Exhibit "A" is a true and accurate copy of the Articles of Incorporation of the Corporation.

        5. Attached hereto as Exhibit "B" is a true and accurate copy of the by-Laws of the Corporation.

        Dated this 14 day of April, 1995.

                                                AGRICULTURAL PRODUCTS, INC.


                                                BY     /s/  MARY LIVINGSTON
                                                   ----------------------------
                                                    Mary Livingston, Secretary

                                    State
                                      of
                                  California


                              SECRETARY OF STATE


                            CERTIFICATE OF STATUS
                             DOMESTIC CORPORATION


        I, BILL JONES, Secretary of State of the State of California, hereby certify:

        That on the 21st day of February, 1974, AGRICULTURAL PRODUCTS, INC. became incorporated under the laws of the State of California by filing its Articles of Incorporation in this office; and

        That no record exists in this office of a certificate of dissolution of said corporation nor of a court order declaring dissolution thereof, nor of a merger or consolidation which terminated its existence; and

        That said corporation's corporate powers, rights and privileges are not suspended on the records of this office; and

        That according to the records of this office, the said corporation is authorized to exercise all its corporate powers, rights and privileges and is in good legal standing in the State of California; and

        That no information is available in this office on the financial condition, business activity or practices of this corporation.


                                             IN WITNESS WHEREOF, I execute this
                                           certificate and affix the Great Seal
                                                of the State of California this
                                                        31st day of March, 1995


[SEAL OF THE STATE OF CALIFORNIA]

                                           /s/  BILL JONES
                                           BILL JONES
                                           Secretary of State

[FIRST                CERTIFIED CORPORATE RESOLUTION FOR BORROWING AUTHORIZATION
UNION LOGO]


        I, the undersigned, hereby certify to FIRST UNION NATIONAL BANK OF FLORIDA that I am
                  -------------------------------------------------------------
Secretary of   AGRICULTURAL PRODUCTS, INC.  , a corporation duly organized and
             -------------------------------
                (Full name of Corporation)
existing under the laws of the State of California; and in good standing and fully authorized to transact business in the State of Florida; that the following is a true copy of Resolutions duly adopted by the Board of Directors
of said Corporation at its meeting duly held on the           day of February
                                                    ---------
23, 1995, at which a quorum was present and acted throughout; and that such Resolutions are in full force and effect, have not been amended or rescinded, and that there is not provision in the Articles of Incorporation, Charter or By-Laws of said Corporation limiting the power of the Board of Directors of said Corporation to pass the following Resolutions, which are in full conformity with the provisions of said Articles of Incorporation, Charter and By-Laws:

1. RESOLVED, that / /, ONLY IF CHECKED HERE, ANY TWO - otherwise, EACH; of the present holders of the following offices and/or positions of this Corporation and his (their) successors in office or position, to wit:

                                  President
- --------------------------------------------------------------------------------
   (Here insert Title(s) of the Office(s) or Position(s) with Corporation)


- --------------------------------------------------------------------------------
is/are hereby authorized, on behalf of, in the name of and for the account of this Corporation, upon such terms and conditions as he (they) deem desirable, to borrow money and obtain or continue credit (with or without security) from First Union National Bank of Florida (hereinafter termed the "Bank"), in such amounts as he (they) deem desirable, to guarantee the obligations of others to the Bank, to engage in business transactions of all nature and kind and/or to enter into all manner and kinds of contractual relationships with said Bank.

2. RESOLVED FURTHER, that (without limiting the generality of the above resolutions) the above identified or described officers or representatives of this Corporation are herewith expressly authorized (on behalf of, in the name of and for the account of this Corporation; and on behalf of, in the name of and for the account of subsidiary, parent and affiliated corporations): To pledge, assign, grant a security or other interest in, encumber or mortgage (as security for payment or performance of any existing or hereafter arising or contracted liabilities or obligations of said Corporation and of subsidiary, parent and affiliated corporations to said Bank), and/or to sell, assign or discount (with or without recourse) any acceptances, Accounts, Chattel Paper, checks, drafts, contracts, contract rights, Choses in action, general intangibles, Instruments, Investment Securities, Land Contracts, deeds of trust, security deeds, real estate mortgages, Security Agreement, Purchase Money Security Agreements (Conditional Sale Contracts of real and/or personal property), Real and/or Personal Property Leases, real, personal or mixed property of said Corporation, Bonds, Certificates of Deposit, moneys now or hereafter on deposit with said Bank or any other financial institution, or any other property and/or other instruments or evidences of indebtedness payable to, owned or held by this Corporation to said Bank; to execute and/or indorse all of the foregoing documents and any documents as may be necessary or required by said Bank to evidence or consummate any such indebtedness, business transactions and/or contractual relationships; and/or to lease and/or purchase real, personal and/or mixed property from said Bank; and

3. RESOLVED FURTHER, that (without limiting the generality of any of the foregoing resolutions) this Corporation, through the above identified or described officers or representatives of this Corporation, is hereby expressly authorized to enter into, execute and deliver, and perform this Corporation's obligations under interest rate exchange agreements, interest rate cap agreements and other interest rate hedging agreements and Instruments with the Bank on such terms and in such manner as such officers and representatives shall deem desirable; and such officers and representatives are hereby authorized, on behalf of, in the name of and for the account of this Corporation, to execute any and all documents as may be necessary or required by said Bank in connection with this Corporation's execution, delivery and performance of any such agreements; and

4. RESOLVED FURTHER, that the Secretary or Assistant Secretary of this Corporation shall furnish said Bank a certified copy of these Resolutions, and said Bank is hereby authorized to deal with the above named or described persons, officers, representatives and/or employees under the authority of these Resolutions unless and until it shall be expressly notified in writing to the contrary by this Corporation; and

5. RESOLVED FURTHER, that the Secretary or Assistant Secretary of this Corporation shall, from time to time hereafter, as changes in the personnel of said offices, positions, officers, representatives and/or employees of this Corporation named or described in the foregoing Resolutions are made, immediately certify such changes to said Bank. Said Bank shall be fully protected in relying upon such certifications of the Secretary or Assistant Secretary, and shall be indemnified and saved harmless from any claims, demands, expenses, losses and/or damages resulting from, or growing out of, honoring the signature of any officer(s), representative(s), agent(s), or employee(s) so certified, or refusing to honor any signature not so certified which is not described or stated in the foregoing Resolutions; and

6. RESOLVED FURTHER, that the Secretary or Assistant Secretary of this Corporation is authorized and directed to certify to said Bank that the foregoing Resolutions were duly adopted, and that the provisions thereof are in full conformity with the Articles of Incorporation, Charter and By-Laws of this Corporation; and

7. RESOLVED FURTHER, that all transactions by any officers, representatives, employees or agents of this Corporation, on its behalf and in its name with the Bank prior to delivery of a certified copy of the foregoing Resolutions, are, in all respects, hereby ratified, confirmed and adopted, nunc pro tunc.

        I, finally, certify that the following are the persons who now hold the offices and/or positions referred to in the first RESOLUTION above and that their bonafide signatures are set forth below:

TYPED OR PRINTED NAMES:             TITLES                SIGNATURES

Lon Schultz                       President             /s/  LON SCHULTZ
- ------------------------    ------------------------    ------------------------

- ------------------------    ------------------------    ------------------------

- ------------------------    ------------------------    ------------------------

- ------------------------    ------------------------    ------------------------
IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the Seal of this Corporation, this 14th day of April, 1995.


                                                  /s/  MARY LIVINGSTON
                                               -------------------------------
                                                          Secretary

        [AFFIX CORPORATE
           SEAL HERE]

                          CERTIFICATE OF INCUMBENCY


     The undersigned, being the Secretary of CALNETICS CORPORATION, a California corporation, (the "Corporation"), hereby certifies to the following:

     1.  The undersigned is the Secretary of the Corporation.

     2.  The officers and directors of the Corporation are as follows:

     Officers
     --------

     Clinton G. Gerlach                 Chairman of the Board/
                                        President

     Michael A. Hornak                  Vice President

     Steven L. Strawn                   Vice President

     Teresa S. Louie                    Treasurer

     Mary Livingston                    Secretary


     Directors
     ---------

     Fred E. Edward

     Clinton G. Gerlach

     Raymond H. Heller

     Michael A. Hornak

     Steven L. Strawn

     3. Attached hereto as Exhibit "A" is a true and accurate copy of the Articles of Incorporation of the Corporation.

     5. Attached hereto as Exhibit "B" is a true and accurate copy of the by-Laws of the Corporation.

     Dated this 14th day of April, 1995.

                                        CALNETICS CORPORATION


                                        BY      /s/ MARY LIVINGSTON
                                          ------------------------------------
                                               Mary Livingston, Secretary

                                    STATE
                                      OF
                                  CALIFORNIA

                              SECRETARY OF STATE

                            CERTIFICATE OF STATUS
                             DOMESTIC CORPORATION


        I, BILL JONES, Secretary of State of the State of California, hereby certify:

        That on the 18th day of July, 1960,

                            CALNETICS CORPORATION

became incorporated under the laws of the State of California by filing its Articles of Incorporation in this office; and

        That no record exists in this office of a certificate of dissolution of said corporation nor of a court order declaring dissolution thereof, nor of a merger or consolidation which terminated its existence; and

        That said corporation's corporate powers, rights and privileges are not suspended on the records of this office; and

        That according to the records of this office, the said corporation is authorized to exercise all its corporate powers, rights and privileges and is in good legal standing in the State of California; and

        That no information is available in this office on the financial condition, business activity or practices of this corporation.

                                              IN WITNESS WHEREOF; I execute this
                                            certificate and affix the Great Seal
[SEAL OF THE STATE OF CALIFORNIA]                of the State of California this
                                                         31st day of March, 1995


                                        /s/ BILL JONES
                                        BILL JONES
                                        Secretary of State

[FIRST                CERTIFIED CORPORATE RESOLUTION FOR BORROWING AUTHORIZATION
UNION LOGO]


        I, the undersigned, hereby certify to FIRST UNION NATIONAL BANK OF FLORIDA that I am
                  -------------------------------------------------------------
Secretary of      CALNETICS CORPORATION     , a corporation duly organized and
             -------------------------------
                (Full name of Corporation)
existing under the laws of the State of California; and in good standing and fully authorized to transact business in the State of Florida; that the following is a true copy of Resolutions duly adopted by the Board of Directors
of said Corporation at its meeting duly held on the           day of February
                                                    ---------
23, 1995, at which a quorum was present and acted throughout; and that such Resolutions are in full force and effect, have not been amended or rescinded, and that there is not provision in the Articles of Incorporation, Charter or By-Laws of said Corporation limiting the power of the Board of Directors of said Corporation to pass the following Resolutions, which are in full conformity with the provisions of said Articles of Incorporation, Charter and By-Laws:

1. RESOLVED, that /X/, ONLY IF CHECKED HERE, ANY TWO - otherwise, EACH; of the present holders of the following offices and/or positions of this Corporation and his (their) successors in office or position, to wit:

                                  President
- --------------------------------------------------------------------------------
   (Here insert Title(s) of the Office(s) or Position(s) with Corporation)


- --------------------------------------------------------------------------------
is/are hereby authorized, on behalf of, in the name of and for the account of this Corporation, upon such terms and conditions as he (they) deem desirable, to borrow money and obtain or continue credit (with or without security) from First Union National Bank of Florida (hereinafter termed the "Bank"), in such amounts as he (they) deem desirable, to guarantee the obligations of others to the Bank, to engage in business transactions of all nature and kind and/or to enter into all manner and kinds of contractual relationships with said Bank.

2. RESOLVED FURTHER, that (without limiting the generality of the above resolutions) the above identified or described officers or representatives of this Corporation are herewith expressly authorized (on behalf of, in the name of and for the account of this Corporation; and on behalf of, in the name of and for the account of subsidiary, parent and affiliated corporations): To pledge, assign, grant a security or other interest in, encumber or mortgage (as security for payment or performance of any existing or hereafter arising or contracted liabilities or obligations of said Corporation and of subsidiary, parent and affiliated corporations to said Bank), and/or to sell, assign or discount (with or without recourse) any acceptances, Accounts, Chattel Paper, checks, drafts, contracts, contract rights, Choses in action, general intangibles, Instruments, Investment Securities, Land Contracts, deeds of trust, security deeds, real estate mortgages, Security Agreement, Purchase Money Security Agreements (Conditional Sale Contracts of real and/or personal property), Real and/or Personal Property Leases, real, personal or mixed property of said Corporation, Bonds, Certificates of Deposit, moneys now or hereafter on deposit with said Bank or any other financial institution, or any other property and/or other instruments or evidences of indebtedness payable to, owned or held by this Corporation to said Bank; to execute and/or indorse all of the foregoing documents and any documents as may be necessary or required by said Bank to evidence or consummate any such indebtedness, business transactions and/or contractual relationships; and/or to lease and/or purchase real, personal and/or mixed property from said Bank; and

3. RESOLVED FURTHER, that (without limiting the generality of any of the foregoing resolutions) this Corporation, through the above identified or described officers or representatives of this Corporation, is hereby expressly authorized to enter into, execute and deliver, and perform this Corporation's obligations under interest rate exchange agreements, interest rate cap agreements and other interest rate hedging agreements and Instruments with the Bank on such terms and in such manner as such officers and representatives shall deem desirable; and such officers and representatives are hereby authorized, on behalf of, in the name of and for the account of this Corporation, to execute any and all documents as may be necessary or required by said Bank in connection with this Corporation's execution, delivery and performance of any such agreements; and

4. RESOLVED FURTHER, that the Secretary or Assistant Secretary of this Corporation shall furnish said Bank a certified copy of these Resolutions, and said Bank is hereby authorized to deal with the above named or described persons, officers, representatives and/or employees under the authority of these Resolutions unless and until it shall be expressly notified in writing to the contrary by this Corporation; and

5. RESOLVED FURTHER, that the Secretary or Assistant Secretary of this Corporation shall, from time to time hereafter, as changes in the personnel of said offices, positions, officers, representatives and/or employees of this Corporation named or described in the foregoing Resolutions are made, immediately certify such changes to said Bank. Said Bank shall be fully protected in relying upon such certifications of the Secretary or Assistant Secretary, and shall be indemnified and saved harmless from any claims, demands, expenses, losses and/or damages resulting from, or growing out of, honoring the signature of any officer(s), representative(s), agent(s), or employee(s) so certified, or refusing to honor any signature not so certified which is not described or stated in the foregoing Resolutions; and

6. RESOLVED FURTHER, that the Secretary or Assistant Secretary of this Corporation is authorized and directed to certify to said Bank that the foregoing Resolutions were duly adopted, and that the provisions thereof are in full conformity with the Articles of Incorporation, Charter and By-Laws of this Corporation; and

7. RESOLVED FURTHER, that all transactions by any officers, representatives, employees or agents of this Corporation, on its behalf and in its name with the Bank prior to delivery of a certified copy of the foregoing Resolutions, are, in all respects, hereby ratified, confirmed and adopted, nunc pro tunc.

        I, finally, certify that the following are the persons who now hold the offices and/or positions referred to in the first RESOLUTION above and that their bonafide signatures are set forth below:

TYPED OR PRINTED NAMES:             TITLES                    SIGNATURES

                            Chairman of the Board &
Clinton G. Gerlach                President             /s/ CLINTON G. GERLACH
- ------------------------    ------------------------    ------------------------

- ------------------------    ------------------------    ------------------------

- ------------------------    ------------------------    ------------------------

- ------------------------    ------------------------    ------------------------
IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the Seal of this Corporation, this 14 day of April, 1995.


                                                  /s/  MARY LIVINGSTON
                                               -------------------------------
                                                Mary Livingston,   Secretary

        [AFFIX CORPORATE
           SEAL HERE]

FIRST UNION                 UNCONDITIONAL GUARANTY        MARCH 31, 1995
                                                     --------------------------
                                                       (Date of Execution and
                                                              Delivery)

OBLIGOR(S):  AGRICULTURAL PRODUCTS, INC.,  3857 West Lake Hamilton Drive,
           -------------------------------------------------------------------
                  (Print Full Name)            (No. Street or RFD)

             Winter Haven,   Polk,      FL     33881
           -------------------------------------------
                (City)      (County)  (State)  (Zip)

GUARANTOR(S):  CALNETICS CORPORATION,   20401 Prairie Street,
             --------------------------------------------------
                 (Print Full Name)      (No. Street or RFD)

               Chatsworth,  Los Angeles,   CA     91311
             --------------------------------------------------
                 (City)       (County)   (State)   (Zip)

OBLIGEE:  FIRST UNION NATIONAL BANK OF FLORIDA

          P.O. Box 193, 203 Avenue A, N.W.,  Winter Haven, Polk,    FL   33880
          ---------------------------------------------------------------------
          (Mailing Address)  (No. and Street)   (City)   (County) (State) (Zip)

WHEREAS, the above OBLIGOR(S) (hereinafter jointly and severally termed "Customer"), desire(s) to obtain extensions of credit and/or a continuation of credit extensions and/or to engage in business transactions and enter into various contractual relationships and otherwise to deal with FIRST UNION NATIONAL BANK OF FLORIDA (hereinafter termed "FUNB") and

WHEREAS, FUNB is unwilling to extend or continue to extend credit to and/or engage in business transactions and enter into various contractual relationships with, and otherwise to deal with Customer; unless it receives and unconditional and continuing, joint and several guaranty from the above identified, undersigned GUARANTOR(S) (hereinafter collectively termed "Guarantor"), covering all "Obligations of Customer," as hereinafter defined.

NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, and in order to induce FUNB to extend or continue to extend credit to Customer in the principal amount of TWO HUNDRED SEVENTY-NINE THOUSAND SIX HUNDRED TWENTY-SIX AND 21/100 dollars ($279,626.21), plus interest, as evidenced by that certain promissory note dated March 31, 1995 in favor of Lender (the "Note"), and to enter into any loan agreement of even date therewith executed in conjunction with the transaction (the "Loan Agreement"), which term shall be deemed to include any construction loan and/or development agreement),which Note is secured by that certain Mortgage and Security Agreement of even date therwith encumbering the real and personal property described therein, (the "Mortgage"), (with or without recourse) pursuant to which Customer, jointly or severally, is liable as maker, or otherwise, and to otherwise deal with Customer, Guarantor (jointly and severally, if more than one) hereby absolutely and unconditionally guarantees to FUNB and to successors and assigns, the due and punctual payment of all Obligations of Customer. The full and prompt payment of principal, interest and any other amounts due or to become due, whether by acceleration or otherwise, under the Note or the Loan Agreement; the performance of any and all obligations of Customer under the Loan Agreement, the Note, the Mortgage and any other Loan Documents (as that term is hereinafter defined) including, without limitation, obligations for the payment of insurance premiums and taxes, assessments and other impositions with respect to or against the Property; and the full payment and performance of all Customer's obligations, now or hereafter existing, to any person who shall heretofore or hereafter deposit any sum of money with Customer or any agent or escrow agent designated by Customer, on account of any contract of agreement regarding the purchase of any condominium unit or other portion of the property, including all renewals, extensions and/or modifications thereof (all liabilities and obligations of the Customer to FUNB, pursuant to the foregoing, being hereinafter termed "Obligations of Customer") provided, however, that if and only if an amount is here specified; to wit:

$279,626.21 $ (LEAVE BLANK, IF LIABILITY HEREUNDER IS UNLIMITED.)
- -----------
then, the maximum liability, jointly and severally, of the undersigned Guarantors hereunder, at any one time outstanding, with respect to the aggregate principal amount of the "Obligations of Customer," shall not exceed the sum of money above specified, plus all interest or Finance Charges, Costs of Court, penalty interest, late payment charges and the reasonable attorney's fees of FUNB (the Note, Mortgage, Loan Agreement and all other agreements, documents and instruments evidencing or securing the obligations of Customer being herein collectively called the "Loan Documents").

/ / If checked here, this Unconditional Guaranty is secured by a Mortgage, incorporated herein by reference.

This Guaranty is in addition to and is not intended to supercede any prior existing Guaranty of Guarantor.

Further, whether or not suit is brought by FUNB to acquire possession of any collateral of Guarantor or Customer or to enforce collection of any unpaid balance(s) hereunder, Guarantor expressly hereby agrees to pay all legal expenses and the reasonable attorney's fees (including those relative to appellate proceedings, if any) actually incurred by FUNB.

(If no amount is specified in the blank above provided, the joint and several liability of the undersigned Guarantors hereunder shall be unlimited.)

In order to implement the foregoing and as additional inducements to FUNB, Guarantor further covenants and agrees:

     1. This guaranty is and shall remain an unconditional and continuing guaranty of payment and not of collection, shall remain in full force and effect irrespective of any interruption(s) in the business or other dealings and relations of Customer with FUNB and shall apply to and guarantee the due and punctual payment of all "Obligations of Customer" due by Customer to FUNB. To that end, Guarantor hereby expressly waives any right to require FUNB to bring any action against any Customer or any other person(s) or to require that resort be had to any security or to any balance(s) of any deposit or other account(s) or debt(s) or credit(s) on the books of FUNB in favor of Customer or any other person(s) Guarantor acknowledges that its liabilities and obligations hereunder are primary rather than secondary, recognizing that Customer is first above identified as "OBLIGOR" and undersigned are identified first above as "GUARANTOR(S)", solely for convenience in identification of the parties involved in this Guaranty Agreement and in the obligation being secured hereby. To that end and without limiting the generality of the foregoing, undersigned Guarantor herwith expressly waives any rights he otherwise might have had under provisions of the law of the state of the FUNB office set forth herein to require FUNB to attempt to recover against Customer and/or to realize upon any securities or collateral security which FUNB holds for the obligations evidenced or secured nhereby. Notwithstanding the satisfaction or performance of the "Obligations of Customer," Guarantor's liability shall continue to exist for so long as the satisfaction of the "Obligations of Customer" could be set aside or such "Obligations of Customer" otherwise be reinstated under the bankruptcy, insolvency, fraudulent conveyance, debtor relief, or other similar laws of any Federal, State or other competent jurisdiction.

     2. TIME IS OF THE ESSENCE HEREOF. Any notice(s) to Guarantor shall be sufficiently given, if mailed to the first above stated address(es) of Guarantor.

     3. If any process is issued or ordered to be served upon FUNB, seeking to seize Customer's and/or Guarantor's rights and/or interests in any deposit or other account(s) maintained with FUNB, the balance(s) in any such account(s) shall immediately be deemed to have been and shall be set-off against any and all "Obligations of Customer" and/or all obligations and liabilities of Guarantor hereunder, as of the time of the issuance of any such writ or process; whether or not Customer, Guarantor and/or FUNB shall then have been served therewith.

     4. All moneys available to and/or received by FUNB for application toward payment of (or reduction of) the "Obligations of Customer" may be applied by FUNB to such individual debt(s) in such manner, and apportioned in such amount(s) and at such time(s), as FUNB, in its sole discretion, may deem suitable or desirable.

                         (CONTINUED ON REVERSE SIDE)

     WITNESS the Hand(s) and Seal(s) of the undersigned, this Unconditional Guaranty Agreement being executed and delivered on the date first above written. Each Guarantor has adopted as his seal the word "SEAL" appearing beside his signature.

                                        CALNETICS CORPORATION

WITNESS       MARY LIVINGSTON           BY:     CLINTON G. GERLACH      [SEAL]
       -------------------------------     ------------------------------
                                                Clinton G. Gerlach,
                                           Chairman of the Board & President

WITNESS                                                                 [SEAL]
        ------------------------------  ---------------------------------
                                        (GUARANTOR)

WITNESS                                                                 [SEAL]
        ------------------------------  ---------------------------------
                                        (GUARANTOR)

WITNESS                                                                 [SEAL]
        ------------------------------  ---------------------------------
                                        (GUARANTOR)

(If Guarantor is a corporation, a Corporate Resolution is required and the corporate name should be signed by a duly authorized officer, with the Seal of the Corporation affixed and attested by the Secretary or Assistant Secretary of the corporation.)